UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

EDGIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 North Tatum Blvd., Suite 3031 Phoenix, AZ	85028
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (602) 850-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EGIO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2023, Edgio, Inc. (“Edgio” or the “Company”) received a notification letter (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended June 30, 2023 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”), and because the Company remained delinquent in filing its Quarterly Report on Form 10-Q for the period ended March 31, 2023 (the “Q1 Form 10-Q”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires Nasdaq-listed companies to timely file all required periodic financial reports with the SEC.

The Company previously reported in its Notification of Late Filing on Form 12b-25, filed with the SEC on August 10, 2023, that the Company was unable to file its Form 10-Q within the prescribed time, and reported in its Notification of Late Filing on Form 12b-25, filed with the SEC on May 10, 2023, and in its Current Report on Form 8-K, filed with the SEC on May 17, 2023, that the Company was unable to file its Q1 Form 10-Q, within the prescribed time period, due to an error in accounting for sales of Edgio’s Open Edge solution which resulted in the Company’s restatement of its previously issued financials. The Company filed its Q1 Form 10-Q with the SEC on August 15, 2023.

The Notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Market. The Company has until September 12, 2023 to regain compliance. The Company intends to file the Form 10-Q as promptly as possible in order to regain compliance with the Rule. In the event the Company does not satisfy the terms, Nasdaq will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal Nasdaq’s determination to a Hearings Panel.

Item 5.08	Shareholder Director Nomination.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On August 18, 2023, the Company issued a press release announcing its receipt of the Notice from Nasdaq, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 18, 2023, the Board determined that the date of its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) will be Thursday, November 16, 2023. The time, location, and other meeting details for the 2023 Annual Meeting will be set forth in the Company’s proxy statement for the 2023 Annual Meeting, which will be filed prior to the 2023 Annual Meeting with the SEC.

The record date for the determination of stockholders entitled to receive notice of and to vote at the 2023 Annual Meeting will be September 18, 2023.

Due to the fact that the meeting date for the 2023 Annual Meeting has changed by more than thirty (30) days prior to the anniversary of the Company’s stockholder meeting in 2022, the Company is providing the due date for submissions of any qualified stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8. The deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act, and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s Proxy Statement on Schedule 14A, as filed with the SEC on May 4, 2022, are no longer applicable.

For stockholders who wish to present a proposal to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, the Company has set a deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. To be considered timely, a stockholder must submit its proposal in writing by September 11, 2023 at the address set forth below. The Company has determined September 11, 2023, to be a reasonable time before it begins to print and send the proxy materials. Stockholder proposals referred to in this paragraph must also comply with all applicable requirements of Rule 14a-8.

Pursuant to the Company’s bylaws, in order to be considered timely, stockholder proposals and nominations submitted outside of Rule 14a-8 of the Exchange Act must be submitted in writing at the address below, no earlier than close of business on August 18, 2023, and no later than close of business on September 11, 2023. In addition to satisfying the requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 18, 2023.

Written notice for any such proposals, nominations or other business must be received by the Company at its principal executive office (Edgio, Inc., Attention: Corporate Secretary, 11811 North Tatum Blvd., Suite 3031, Phoenix, AZ 85028) by the applicable deadline and must comply with the procedures and requirements of applicable SEC rules and the Company’s bylaws.

Forward-Looking Statement Disclaimer

The Company includes in this Current Report on Form 8-K “forward-looking statements” within the meaning of the federal securities laws. A reader can identify forward-looking statements because they are not limited to historical fact or they use words such as “expects,” “estimates,” “intends,” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results, including without limitation, statements regarding the Company’s current expectations and intentions with respect to the filing of its Form 10-Q; and statements regarding the Company’s submission of a plan to regain compliance with the Rule. It is very difficult to predict the effect of known factors, and the Company cannot anticipate all factors that could affect actual results that may be important to an investor. All forward-looking information should be evaluated in the context of these risks, uncertainties and other factors, including those factors disclosed in this Current Report and those factors disclosed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on June 29, 2023 and the Company’s subsequent reports filed with the SEC.

All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Edgio, Inc., dated August 18, 2023.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 18, 2023	EDGIO, INC.

/s/ Richard P. Diegnan
Richard P. Diegnan
Chief Legal Officer & Secretary